REVOLVING CREDIT COMMITMENT INCREASE AGREEMENT

This REVOLVING CREDIT COMMITMENT INCREASE AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) dated as of December 12, 2012, is being executed and delivered pursuant to Section 2.08(d) of that certain Second Amended and Restated Credit Agreement (as the same has been, and may hereafter be, amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) dated as of November 24, 2010, among Heartland Payment Systems, Inc., a Delaware corporation (the “Borrower”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, Swingline Lender and Issuing Bank (in such capacities, the “Administrative Agent”), by the Borrower, the Administrative Agent and the existing Lenders listed on the signature pages hereto (collectively, the “Consenting Lenders”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

RECITALS

A. Each Consenting Lender has agreed to increase its Revolving Credit Commitment by the amount set forth opposite its name on Schedule I attached hereto.

B. The parties to this Agreement are entering into this Agreement for purposes of effecting the increase in the respective Revolving Credit Commitments of the Consenting Lenders, as contemplated by Section 2.08(d) of the Credit Agreement.

AGREEMENT

Accordingly, the parties hereto hereby agree as follows:

1. Each Consenting Lender hereby agrees to increase the amount of its Revolving Credit Commitment under the Credit Agreement by the amount set forth opposite its name on Schedule I attached hereto (the “Revolving Credit Commitment Increase”). Each such increase shall take effect for all purposes of the Credit Agreement on the Effective Date (as hereinafter defined).

2. Each Consenting Lender hereby acknowledges and agrees that the respective Revolving Credit Commitments of the Consenting Lenders and the other Lenders under the Credit Agreement are several and not joint commitments and obligations of such Lenders. Each Consenting Lender further acknowledges and agrees that, after giving effect to the Revolving Credit Commitment Increase provided for herein, as of the Effective Date, the respective Revolving Credit Commitments of the Lenders shall be as set forth on Schedule II attached hereto, which such Schedule II shall replace Schedule 2.01(a) of the Credit Agreement in its entirety.

3. This Agreement and the effectiveness of the Revolving Credit Commitment Increase provided for herein shall be subject to satisfaction of the following conditions and requirements:

(a) The Administrative Agent shall have received duly executed counterparts of this Agreement from each of the parties hereto;

(b) The Administrative Agent shall have received duly executed counterparts of the Guarantor Consent attached hereto (and incorporated herein for all purposes) from each of the Guarantors;

(c) The Administrative Agent shall have received a certificate of a President, Vice President, Financial Officer, Secretary or Assistant Secretary of each Loan Party (which may be a single certificate) attaching such evidence of appropriate corporate or other organizational authorization on the part of such Loan Party as the Administrative Agent may request relating to the Revolving Credit Commitment Increase provided for herein (or certifying that there has been no amendment or other modification to any such evidence previously delivered to the Administrative Agent), together with other customary closing certificates and documentation specified by the Administrative Agent relating to the Revolving Credit Commitment Increase provided for herein;

(d) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of counsel for the Borrower and the Guarantors, in form and substance reasonably satisfactory to the Administrative Agent and covering such matters relating to the Borrower and the Guarantors and this Agreement as the Administrative Agent shall reasonably request;

(e) The Administrative Agent shall have received a new Promissory Note, executed by the Borrower, in favor of each Lender requesting such Promissory Note; and

(f) The Lenders and the Administrative Agent shall have received all fees and other amounts (including, without limitation, the fees set forth in the Fee Letter dated as of the date hereof between the Borrower and the Administrative Agent) due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any Loan Document.

The date on which the foregoing conditions have been satisfied shall be the “Effective
Date” of this Agreement.

4. The Borrower shall pay to the Administrative Agent all reasonable costs and expenses incurred by the Administrative Agent in connection with this Agreement and the transactions contemplated hereby, including without limitation, all reasonable fees and expenses of counsel for the Administrative Agent.

5. The Borrower represents and warrants to the Administrative Agent and the Lenders, as of the Effective Date, that (i) this Agreement has been duly authorized, executed and delivered by the Borrower, (ii) the Credit Agreement, as modified hereby, constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, (iii) at the time of and immediately after giving effect to the Revolving Credit Commitment Increase provided for herein, no Default or Event of Default has occurred and is continuing, and (iv) the representations and warranties of the Borrower set forth in the Credit Agreement and the representations and warranties of the Loan Parties set forth in the other Loan Documents are true and correct on and as of the date hereof except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

6. This Agreement is a Loan Document. Except as otherwise expressly provided by this Agreement, the Credit Agreement, the other Loan Documents and all other documents executed in connection therewith shall remain in full force and effect. The Credit Agreement, as modified hereby, and all rights, powers and obligations created thereby or thereunder and under the Loan Documents and all such other documents executed in connection therewith are in all respects ratified and confirmed. Any and all notices, requests, certificates, instruments and other documents executed and delivered after the execution and delivery of this Agreement may refer to the Credit Agreement without making specific reference to this Agreement, but nevertheless all such references shall include this Agreement unless the context otherwise requires.

7. This Agreement may be executed in one or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement, together with the applicable provisions of the Credit Agreement and the other Loan Documents, constitutes the entire agreement among the parties hereto regarding the subject matter hereof and supersedes all prior agreements and understandings, oral or written, regarding such subject matter.

8.     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective authorized officers and representatives as of the date first above written.

HEARTLAND PAYMENT SYSTEMS,
INC., as the borrower

By:	/s/ Robert H.B. Baldwin, Jr.
Name: Robert H.B. Baldwin, Jr.
Title: Vice Chairman

JPMORGAN CHASE BANK, N.A.,
as the Administrative Agent and as a
Consenting Lender

By:	/s/ Goh Siew Tan
Name: Goh Siew Tan
Title: Vice President

KEYBANK NATIONAL ASSOCIATION,
as a Consenting Lender

By:	/s/ Robert W. Boswell
Name: Robert W. Boswell
Title: Senior Vice President

BANK OF AMERICA, N.A.,
as a Consenting Lender

By:	/s/ Laura H. McAulay
Name: Laura H. McAulay
Title: Senior Vice President

WELLS FARGO BANK, N.A.,
as a Consenting Lender

By:	/s/ James T. King
Name: James T. King
Title: Senior Vice President

SUNTRUST BANK,
as a Consenting Lender

By:	/s/ David A. Bennett
Name: David A. Bennett
Title: Vice President

Schedule I

INCREASED REVOLVING CREDIT COMMITMENTS

Lender	Increase in Revolving Credit Commitment
JPMorgan Chase Bank, N.A.	$20,000,000
KeyBank National Association	$20,000,000
Bank of America, N.A.	$20,000,000
Wells Fargo Bank, N.A.	$15,000,000
SunTrust Bank	$15,000,000

TOTAL INCREASE: $90,000,000

Schedule II

Schedule 2.01(a)

REVOLVING CREDIT COMMITMENTS*

Lender	Increase in Revolving Credit Commitment
JPMorgan Chase Bank, N.A.	$30,833,333.33
KeyBank National Association	$30,833,333.33
Bank of America, N.A.	$30,000,000.00
Wells Fargo Bank, N.A.	$25,000,000.00
SunTrust Bank	$23,333,333.34
TOTAL:	$140,000,000

*Upon the effectiveness of the Revolving Credit Commitment Increase as provided in the Revolving Credit Commitment Increase Agreement dated as of December 12, 2012

GUARANTOR CONSENT

Each of the undersigned Guarantors hereby (a) consents to the provisions of this Agreement and the transactions contemplated hereby, (b) ratifies, confirms and acknowledges that such Guarantor's obligations under the Guaranty are, after giving effect of this Agreement, in full force and effect and that such Guarantor continues to absolutely, unconditionally and irrevocably guarantee the full and punctual payment and performance when due, whether at stated maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise, of all of the Guarantied Obligations (as defined in the Guaranty), as such Guarantied Obligations may be increased at any time or from time to time, including pursuant to this Agreement, and (c) agrees that is obligations and covenants under the Loan Documents to which it is a party are unimpaired by this Agreement and shall return in full force effect.

THE HEARTLAND PAYROLL COMPANY, L.L.C.

By:	/s/ Charles H.N. Kallenbach
Name: Charles H.N. Kallenbach
Title: Secretary

DEBITEK, INC.

By:	/s/ Robert H.B. Baldwin, Jr.
Name: Robert H.B. Baldwin, Jr.
Title: President and Chief Financial Officer

HEARTLAND ACQUISITION, LLC

By:	/s/ Robert H.B. Baldwin, Jr.
Name: Robert H.B. Baldwin, Jr.
Title: Vice Chairman